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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 13, 2016

 CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	001-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On May 13, 2016, Checkpoint Systems, Inc. (the “Company”) completed its merger with CCL Industries USA Corp. (“Merger Sub”), a wholly owned indirect subsidiary of CCL Industries Inc. (“CCL”), whereby Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of March 1, 2016 (the “Merger Agreement”), by and among CCL, Merger Sub and the Company. The events described below took place in connection with the consummation of the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 13, 2016, pursuant to the terms of the Merger Agreement, CCL completed the acquisition of the Company through the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation. As a result of the Merger, the Company became a wholly owned indirect subsidiary of CCL.

As previously disclosed, under the Merger Agreement, each share of Company common stock, par value $0.10 per share, issued and outstanding immediately prior to the Merger was converted into the right to receive $10.15 per share of Company common stock in cash, without interest and subject to all applicable withholding taxes (the “Merger Consideration”). The aggregate Merger Consideration consisted of approximately $425.3 million in cash.

The definitive proxy statement of the Company (the “Proxy Statement”) contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 2, 2016, which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 13, 2016, in connection with the Merger, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been completed, and requested that trading of Company common stock on the NYSE be suspended. In addition, the Company requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company’s common stock from the NYSE. The NYSE complied with the Company’s request on May 16, 2016. The shares of the Company’s common stock were suspended from trading on the NYSE as of the close of trading on May 13, 2016.

The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s common stock be deregistered under Section 12(g) of the Exchange Act and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

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Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Merger, on May 13, 2016, each share of Company common stock was cancelled and automatically converted into the right to receive the Merger Consideration.

The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly owned indirect subsidiary of CCL. The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the Effective Time, each member of the Company’s board of directors ceased to be directors of the Company. The members of the Company’s board of directors immediately prior to the Merger were William S. Antle, III, George Babich, Jr., Stephen N. David, Harald Einsmann, Ph.D., Julie S. England, Marc T. Giles, Daniel. R. Maurer and Jack W. Partridge.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the directors and officers of Merger Sub became, and will remain, the directors and officers of the Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Company. The principal executive officer is Geoff Martin and the principal financial officer is Sean Washchuk. The directors are: Geoff Martin, Mark McClendon, and Sean Washchuk.

Mr. Martin joined CCL as President of CCL Label in April 2001. In May 2005 he assumed the role of President and COO of CCL Industries and President and Chief Executive Officer in May 2008. Prior to joining CCL, he was the Senior Group Vice President, Worldwide Converting Graphic and Specialty Tapes with Avery Dennison.

Mr. Washchuk joined CCL in 2011 as Senior Vice President and Chief Financial Officer of CCL Industries Inc. Throughout his career, Mr. Washchuk has served in a variety of financial roles with increasing responsibility, including 11 years at Vitran Corporation Inc. as Vice President, Finance and Chief Financial Officer and Corporate Controller. Prior to Vitran, Mr. Washchuk was Controller for Nexcycle Plastics and acquired auditing experience at PricewaterhouseCoopers LLP.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, upon consummation of the Merger on May 13, 2016, the articles of incorporation and the bylaws of the Company, as amended, were each amended and restated in their entirety to read identically to the articles of incorporation and the bylaws of Merger Sub.

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The Amended and Restated Articles of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of the Company is filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.
Exhibit No.	Description
3.1 3.2	Amended and Restated Articles of Incorporation of the Company Amended and Restated Bylaws of the Company

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: May 13, 2016

/s/ Mark McClendon
Mark McClendon
Vice President

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EXHIBIT INDEX

Exhibit	Description
3.1 3.2	Amended and Restated Articles of Incorporation of the Company Amended and Restated Bylaws of the Company